Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and Navient SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2020, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $6,256,498 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$783,008,580
Aggregate Outstanding Principal Balance – Treasury Bill	$108,986,145
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.92%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$674,022,435
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.08%
Number of Borrowers	20,825
Average Outstanding Principal Balance Per Borrower	$37,599
Number of Loans	36,369
Average Outstanding Principal Balance Per Loan – Treasury Bill	$35,271
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,254
Weighted Average Remaining Term to Scheduled Maturity	174 months
Weighted Average Annual Interest Rate	4.73%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,259	$99,630,232	12.7%
3.01% to 3.50%	8,051	130,391,647	16.7
3.51% to 4.00%	7,913	158,569,456	20.3
4.01% to 4.50%	7,520	159,344,079	20.4
4.51% to 5.00%	1,213	34,364,508	4.4
5.01% to 5.50%	574	16,191,902	2.1
5.51% to 6.00%	474	16,626,228	2.1
6.01% to 6.50%	387	13,753,242	1.8
6.51% to 7.00%	443	15,609,610	2.0
7.01% to 7.50%	370	12,232,628	1.6
7.51% to 8.00%	1,249	43,727,384	5.6
8.01% to 8.50%	890	31,069,504	4.0
Equal to or greater than 8.51%	1,026	51,498,161	6.6

Total	36,369	$783,008,580	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,782	$7,990,742	1.0%
$5,000.00-$ 9,999.99	2,824	20,548,230	2.6
$10,000.00-$14,999.99	2,097	26,151,032	3.3
$15,000.00-$19,999.99	1,933	33,671,774	4.3
$20,000.00-$24,999.99	1,567	35,055,900	4.5
$25,000.00-$29,999.99	1,277	35,018,403	4.5
$30,000.00-$34,999.99	1,067	34,667,939	4.4
$35,000.00-$39,999.99	938	35,036,009	4.5
$40,000.00-$44,999.99	751	31,921,971	4.1
$45,000.00-$49,999.99	667	31,640,964	4.0
$50,000.00-$54,999.99	559	29,241,025	3.7
$55,000.00-$59,999.99	528	30,310,306	3.9
$60,000.00-$64,999.99	424	26,463,759	3.4
$65,000.00-$69,999.99	362	24,386,082	3.1
$70,000.00-$74,999.99	310	22,432,047	2.9
$75,000.00-$79,999.99	298	23,048,505	2.9
$80,000.00-$84,999.99	251	20,666,040	2.6
$85,000.00-$89,999.99	219	19,147,415	2.4
$90,000.00-$94,999.99	185	17,123,703	2.2
$95,000.00-$99,999.99	164	15,982,103	2.0
$100,000.00 and above	1,622	262,504,631	33.5

Total	20,825	$783,008,580	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	35,298	$752,850,663	96.1%
31-60 days	429	10,055,748	1.3
61-90 days	216	5,753,679	0.7
91-120 days	120	4,381,251	0.6
121-150 days	71	2,595,125	0.3
151-180 days	41	1,113,636	0.1
181-210 days	62	2,569,237	0.3
Greater than 210 days	132	3,689,241	0.5

Total	36,369	$783,008,580	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	105	$21,526	*
4 to 12	454	2,007,374	0.3%
13 to 24	748	10,730,477	1.4
25 to 36	806	10,990,962	1.4
37 to 48	3,379	19,358,550	2.5
49 to 60	2,349	18,103,194	2.3
61 to 72	1,570	16,531,857	2.1
73 to 84	1,205	12,989,098	1.7
85 to 96	938	11,125,434	1.4
97 to 108	2,695	30,211,745	3.9
109 to 120	2,900	37,498,278	4.8
121 to 132	2,594	53,416,834	6.8
133 to 144	2,083	50,996,199	6.5
145 to 156	1,430	39,799,213	5.1
157 to 168	2,733	66,891,113	8.5
169 to 180	3,237	83,555,398	10.7
181 to 192	1,415	41,908,098	5.4
193 to 204	1,125	39,066,982	5.0
205 to 216	907	34,241,619	4.4
217 to 228	724	28,787,615	3.7
229 to 240	747	35,639,156	4.6
241 to 252	506	23,362,411	3.0
253 to 264	339	18,259,189	2.3
265 to 276	243	15,247,113	1.9
277 to 288	199	11,595,885	1.5
289 to 300	257	17,612,228	2.2
301 to 312	331	22,602,481	2.9
313 to 324	49	3,429,632	0.4
325 to 336	55	4,619,746	0.6
337 to 348	47	4,175,572	0.5
349 to 360	122	11,412,592	1.5
361 and above	77	6,821,007	0.9

Total	36,369	$783,008,580	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,085	$27,395,204	3.5%
Forbearance	5,455	183,001,996	23.4
Repayment
First year in repayment	296	15,463,157	2.0
Second year in repayment	263	13,836,116	1.8
Third year in repayment	285	11,915,756	1.5
More than 3 years in repayment	28,985	531,396,351	67.9

Total	36,369	$783,008,580	100.0%
(1)Of the trust student loans in forbearance status, approximately 4,165 loans with an aggregate outstanding principal balance of $142,279,503, representing 18% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 135.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.6	-	207.7
Forbearance	-	2.9	198.7
Repayment	-	-	163.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $27,395,204 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $18,043,461 or approximately 65.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	306	$9,141,361	1.2%
Alaska	59	1,537,627	0.2
Arizona	834	19,665,052	2.5
Arkansas	196	4,240,031	0.5
California	4,306	97,812,939	12.5
Colorado	580	12,638,756	1.6
Connecticut	584	10,648,738	1.4
Delaware	117	3,001,414	0.4
District of Columbia	218	3,928,402	0.5
Florida	2,515	63,127,739	8.1
Georgia	1,157	32,760,024	4.2
Hawaii	167	3,961,303	0.5
Idaho	128	3,831,931	0.5
Illinois	1,480	30,167,486	3.9
Indiana	947	17,621,216	2.3
Iowa	124	2,260,159	0.3
Kansas	675	10,291,385	1.3
Kentucky	237	4,704,840	0.6
Louisiana	992	22,542,170	2.9
Maine	103	2,072,406	0.3
Maryland	1,119	25,113,688	3.2
Massachusetts	1,317	22,268,190	2.8
Michigan	687	16,614,199	2.1
Minnesota	481	9,112,714	1.2
Mississippi	276	6,128,992	0.8
Missouri	750	13,595,456	1.7
Montana	55	1,275,338	0.2
Nebraska	88	2,629,704	0.3
Nevada	236	5,858,941	0.7
New Hampshire	166	3,321,721	0.4
New Jersey	1,088	23,513,531	3.0
New Mexico	136	2,989,988	0.4
New York	2,670	56,797,704	7.3
North Carolina	721	15,453,474	2.0
North Dakota	22	322,322	*
Ohio	1,074	21,844,755	2.8
Oklahoma	667	13,317,191	1.7
Oregon	516	9,713,045	1.2
Pennsylvania	1,424	26,252,075	3.4
Rhode Island	96	2,381,819	0.3
South Carolina	354	9,880,155	1.3
South Dakota	33	564,267	0.1
Tennessee	457	9,111,308	1.2
Texas	2,866	61,381,939	7.8
Utah	135	3,540,556	0.5
Vermont	43	642,589	0.1
Virginia	1,109	20,657,410	2.6
Washington	1,047	20,520,773	2.6
West Virginia	187	3,690,391	0.5
Wisconsin	396	8,276,127	1.1
Wyoming	28	1,027,129	0.1
Other	400	9,256,111	1.2

Total	36,369	$783,008,580	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	18,093	$306,280,120	39.1%
Other Repayment Options(1)	14,398	313,605,061	40.1
Income-driven Repayment(2)	3,878	163,123,400	20.8

Total	36,369	$783,008,580	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 329 loans with an aggregate outstanding principal balance of $14,976,708 currently in an interest-only period.  These interest-only loans represent approximately 1.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,236	$300,010,610	38.3%
Unsubsidized	19,133	482,997,971	61.7

Total	36,369	$783,008,580	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	166	$7,165,174	0.9%
October 1, 1993 through June 30, 2006	36,203	775,843,406	99.1
July 1, 2006 and later	0	0	0.0

Total	36,369	$783,008,580	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,778	$28,484,953	3.6%
College Assist	18	869,340	0.1
Educational Credit Management Corporation	546	15,298,803	2.0
Florida Off Of Student Fin'l Assistance	549	8,294,511	1.1
Great Lakes Higher Education Corporation	18,543	437,109,203	55.8
Illinois Student Assistance Comm	1,275	23,333,911	3.0
Kentucky Higher Educ. Asst. Auth.	1,402	22,313,644	2.8
Louisiana Office Of Student Financial Asst	384	7,686,807	1.0
Michigan Guaranty Agency	374	7,734,429	1.0
Nebraska National Student Loan Program	3	100,873	*
New York State Higher Ed Services Corp	3,964	80,521,343	10.3
Oklahoma Guaranteed Stud Loan Prog	720	13,605,760	1.7
Pennsylvania Higher Education Assistance Agency	3,743	68,223,524	8.7
Texas Guaranteed Student Loan Corp	3,068	69,431,515	8.9
United Student Aid Funds, Inc.	2	-35	*
Total	36,369	$783,008,580	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648% 0.608%, 0.827%, 1.000% and 1.480%, respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80%  and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation. According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

[1]
In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

*   The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio*

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%
2019	2.00%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160           million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.